[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS CORNERSTONE FUND

SEPTEMBER 30, 1998

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                              2

INVESTMENTS IN SECURITIES                       6

STATEMENT OF ASSETS AND LIABILITIES             9

STATEMENT OF OPERATIONS                        10

STATEMENTS OF CHANGES IN NET ASSETS            11

NOTES TO FINANCIAL STATEMENTS                  12

INDEPENDENT AUDITORS' REPORT                   18

FEDERAL INCOME TAX INFORMATION                 19

SHAREHOLDER SERVICES                           21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE
[PHOTO]
GARY ASTER, CFA
PORTFOLIO MANAGER
The Advantus Cornerstone
Fund is a mutual fund designed for
investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of companies, which, in the opinion of the Adviser, have market values, which appear low relative to their underlying value or future growth potential.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Cornerstone Fund's performance for the year ended September 30, 1998 for each class of shares offered is as follows:

    Class A..................................    -16.45 percent*
    Class B..................................    -17.21 percent*
    Class C..................................    -17.28 percent*

The Fund's benchmark index, the Russell 1000 Value Index,** earned 3.59 percent and the S&P Barra Value Index+ returned -.24 percent for the same period.

In prior reporting periods, the S&P Barra Value Index+ was used as the Fund's benchmark. The Russell 1000 Value Index** better fits our stated investment objective than did the S&P Barra Value Index.+

PERFORMANCE ANALYSIS

Most of the underperformance was recorded in the first six months of the period as significant anticipated gains in certain commodity prices failed to materialize. During the fiscal fourth quarter the complexion of the Fund was significantly changed. The weighted average market capitalization was increased significantly, valuation measures such as price to earnings, price to book value and price to cash flow were reduced and the dividend yield increased. Also, investments, which assumed significant increases in the prices of certain commodities, such as oil, have been--for the most part--eliminated.

The Communications, Consumer Durables, Financial and Utility sectors provided the best relative performance for the Fund during the period, while Energy, Basic Materials and Technology were the worst. Additions to the Fund included Service Corporation International, the nation's largest operator of funeral homes, Diebold, the largest producer of Automatic Teller Machines (ATMs) and Union Pacific Corporation, the largest operator of rail systems in the United States. Each of these investments, while very different in the types of businesses they operate, share several common characteristics: a significant price decline prior to purchase and a commensurate shrinkage in valuation, sound fundamentals and--in our opinion--modest risk.

OUTLOOK

We believe the Fund will, no doubt, experience further changes in the future although less dramatic than those described above which were initiated during this reporting period. The recent market decline has greatly expanded the list of possible additions to the Fund, if we feel their prospects are superior to any one of our existing holdings. While it is not possible to predict the direction of the stock market, it appears to us that a "doomsday" scenario is not appropriate at this time. The recent declines were mostly the result of a growing number of earnings disappointments. This was exacerbated by very high valuations by almost any traditional measure. With most of these excesses now wrung out of prices, future market declines due to earnings shortfalls will likely be modest and within the boundaries of normal cyclical adjustments.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                              SEPTEMBER 30, 1998

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
   CORNERSTONE FUND, S&P 500 BARRA VALUE INDEX, RUSSELL 1000 VALUE INDEX, AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the S&P 500 Barra Value Index, Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 1998.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                      (20.62)%
Since inception (9/16/94)       13.68%
Class B:
One year                      (21.35)%
Since inception (9/16/94)       13.94%
                               Class A    Class B   S&P 500 Barra-Value Index  Russell 1000 Value Index        CPI
9/16/94                        $10,000    $10,000                     $10,000                   $10,000    $10,000
9/30/94                          9,374      9,870                       9,824                     9,743     10,054
9/30/95                         11,659     11,708                      12,582                    12,441     10,275
9/30/96                         14,517     14,649                      14,929                    14,673     10,570
9/30/97                         20,085     20,400                      20,784                    20,880     10,818
9/30/98                         16,782     16,947                      20,735                    21,629     10,973

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains stock from the Russell 1000 with low book to price ratio. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.
+The S&P 500 Barra Value Index contains those stocks from the S&P 500 that have a price-to-book ratio below the capitalization weighted median price-to-book ratio of the S&P 500.

ADVANTUS CORNERSTONE
FUND
SEPTEMBER 30, 1998

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                      (17.28)%
Since inception (3/1/95)        15.64%
                               Class C   S&P 500 Barra Value Index        CPI  Russell 1000 Value Index
3/01/95                        $10,000                     $10,000    $10,000                   $10,000
9/30/95                         12,013                      11,865     10,146                    12,107
9/30/96                         14,846                      14,078     10,437                    14,280
9/30/97                         20,354                      19,599     10,682                    20,320
9/30/98                         16,838                      19,553     10,834                    21,049

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                              SEPTEMBER 30, 1998

TEN LARGEST STOCK HOLDINGS

                                          MARKET     % OF STOCK
COMPANY                         SHARES     VALUE      PORTFOLIO
------------------------------  ------  -----------  -----------
Everest Reinsurance
 Holdings.....................  119,300 $ 4,451,381       3.9%
Exxon Corporation.............  62,200    4,365,662       3.9%
El Paso Energy Corporation....  126,554   4,105,095       3.6%
Texas Utilities Company.......  83,500    3,887,969       3.4%
Hormel Foods Corporation......  143,114   3,873,023       3.4%
Dominion Resources, Inc.......  86,000    3,837,750       3.4%
Teco Energy...................  130,600   3,730,263       3.3%
SBC Communications, Inc.......  75,642    3,361,341       3.0%
International Business
 Machine......................  25,100    3,212,800       2.8%
Federal National Mortgage
 Association..................  47,900    3,077,575       2.7%
                                        -----------       ---
                                        $37,902,859      33.4%
                                        -----------       ---
                                        -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   3.9%
Health Care                          0.5%
Preferred Stock                      1.1%
Transportation                       2.2%
Capital Goods                        3.6%
Technology                           4.1%
Consumer Cyclical                    8.7%
Consumer Staples                     8.9%
Basic Materials                      9.2%
Communication Services               9.8%
Energy                              11.2%
Utilities                           14.0%
Financial                           22.8%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
(Percentages of each investment category relate to total net assets.)

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
COMMON STOCK (95.0%)
  BASIC MATERIALS (9.2%)
    Aluminum (1.6%)
    37,900   Reynolds Metals Company..........................    $    1,925,794
                                                                ----------------
    Chemicals (4.4%)
    20,200   Cytec Industries, Inc. (b).......................           361,075
    22,200   EI DuPont De Nemours & Company...................         1,245,975
   105,000   Morton International, Inc........................         2,296,875
    46,600   Sigma-Aldrich....................................         1,345,575
                                                                ----------------
                                                                       5,249,500
                                                                ----------------
    Paper and Forest (3.2%)
    76,737   Fort James Corporation...........................         2,517,933
    42,400   Mead Corporation.................................         1,248,150
                                                                ----------------
                                                                       3,766,083
                                                                ----------------
  CAPITAL GOODS (3.6%)
    Electrical Equipment (3.6%)
   103,500   Diebold..........................................         2,277,000
    80,500   Raychem Corporation..............................         1,962,187
                                                                ----------------
                                                                       4,239,187
                                                                ----------------
  COMMUNICATION SERVICES (9.8%)
    Telecommunication (.4%)
     9,999   MCI Worldcom, Inc. (b)...........................           488,701
                                                                ----------------
    Telephone (9.4%)
    47,400   AT&T Corporation.................................         2,769,937
    39,600   Bell Atlantic Corporation........................         1,918,125
    25,500   Bellsouth Corporation............................         1,918,875
    21,000   GTE Corporation..................................         1,155,000

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  COMMUNICATION SERVICES--CONTINUED
    75,642   SBC Communications, Inc..........................    $    3,361,341
                                                                ----------------
                                                                      11,123,278
                                                                ----------------
  CONSUMER CYCLICAL (8.7%)
    Auto (2.1%)
    31,000   Ford Motor Company...............................         1,455,062
    18,700   General Motors Corporation.......................         1,022,656
                                                                ----------------
                                                                       2,477,718
                                                                ----------------
    Retail (4.4%)
    30,000   CompUSA, Inc. (b)................................           519,375
    50,100   Federated Department Stores (b)..................         1,822,387
    54,000   Officemax (b)....................................           529,875
    43,700   Tandy Corporation................................         2,337,950
                                                                ----------------
                                                                       5,209,587
                                                                ----------------
    Service (2.2%)
    27,800   H & R Block, Inc.................................         1,150,225
    33,200   Service Corporation International................         1,058,250
    11,200   Tele-Communications, Inc. (b)....................           438,200
                                                                ----------------
                                                                       2,646,675
                                                                ----------------
  CONSUMER STAPLES (8.9%)
    Food (3.3%)
   143,114   Hormel Foods Corporation.........................         3,873,023
                                                                ----------------
    Retail (1.6%)
   178,000   Food Lion, Inc...................................         1,891,250
                                                                ----------------
    Service (1.5%)
    61,300   Deluxe Corporation...............................         1,743,219
                                                                ----------------
    Tobacco (2.5%)
    64,700   Philip Morris Companies, Inc.....................         2,980,244
                                                                ----------------

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  ENERGY (11.2%)
    Oil (10.7%)
    25,400   Amoco Corporation................................    $    1,368,425
    17,300   Chevron Corporation..............................         1,454,281
    62,200   Exxon Corporation................................         4,365,662
    20,900   Mobil Corporation................................         1,587,094
    14,200   Texaco, Inc......................................           890,163
   115,800   YPF Sociedad Anonima (c).........................         3,010,800
                                                                ----------------
                                                                      12,676,425
                                                                ----------------
    Oil & Gas (.5%)
     7,900   Atlantic Richfield Company.......................           560,406
                                                                ----------------
  FINANCIAL (22.8%)
    Banks (7.8%)
    38,810   Banc One Corporation.............................         1,654,276
    21,500   Chase Manhattan Corporation......................           929,875
    11,700   Citicorp.........................................         1,087,369
    24,300   First Union Corporation..........................         1,243,856
    49,800   NationsBank Corporation (b)......................         2,664,300
    44,200   TCF Financial Corporation........................           878,475
     2,170   Wells Fargo & Company............................           770,350
                                                                ----------------
                                                                       9,228,501
                                                                ----------------
    Consumer Finance (1.5%)
    23,500   American Express Company.........................         1,824,188
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  FINANCIAL--CONTINUED
    Finance-Diversified (3.4%)
    47,900   Federal National Mortgage Association............    $    3,077,575
    29,500   Starwood Lodging Trust...........................           899,750
                                                                ----------------
                                                                       3,977,325
                                                                ----------------
    Insurance (5.5%)
    20,200   Allstate Corporation.............................           842,088
    16,000   American International Group.....................         1,232,000
   119,300   Everest Reinsurance Holdings.....................         4,451,381
                                                                ----------------
                                                                       6,525,469
                                                                ----------------
    Investment Bankers/Brokers (.6%)
    15,500   Morgan Stanley Dean Witter.......................           667,469
                                                                ----------------
    Real Estate Investment Trust (2.1%)
    57,300   Equity Residential Properties....................         2,417,344
                                                                ----------------
    Savings and Loans (1.9%)
   164,960   Sovereign Bancorp Incorporated...................         2,196,030
                                                                ----------------
  HEALTH CARE (.5%)
    Special Services (.5%)
    24,500   Equity Corporation (b)...........................           551,250
                                                                ----------------
  TECHNOLOGY (4.1%)
    Technology (4.1%)
    50,300   Electronic Data Systems Corporation..............         1,669,331
    25,100   International Business Machine...................         3,212,800
                                                                ----------------
                                                                       4,882,131
                                                                ----------------

              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  TRANSPORTATION (2.2%)
    Railroads (1.1%)
    31,100   Union Pacific Corporation........................    $    1,325,638
                                                                ----------------
    Trucking (1.1%)
    45,500   CNF Transportation...............................         1,325,188
                                                                ----------------
  UTILITIES (14.0%)
    Electric Companies (10.5%)
    24,500   AES Corporation (b)..............................           908,031
    86,000   Dominion Resources, Inc..........................         3,837,750
   130,600   Teco Energy......................................         3,730,263
    83,500   Texas Utilities Company..........................         3,887,969
                                                                ----------------
                                                                      12,364,013
                                                                ----------------

                                                                     MARKET
  SHARES                                                            VALUE(a)
----------                                                      ----------------
  UTILITIES--CONTINUED
    Natural Gas (3.5%)
   126,554   El Paso Energy Corporation.......................    $    4,105,095
                                                                ----------------
Total common stock
 (cost: $111,682,871).........................................       112,240,731
                                                                ----------------

PREFERRED STOCK (1.1%)
  COMMUNICATION SERVICES (1.1%)
    Telephone (1.1%)
    22,100   Mediaone, Inc. (b)...............................         1,234,837
                                                                ----------------
Total preferred stock
 (cost: $1,284,563)...........................................         1,234,837
                                                                ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (5.6%)
$3,503,768   Federated Prime Obligation Fund, current rate 5.470%.......................     3,503,768
 1,005,000   US Treasury................................................5.041%  10/01/98     1,005,000
   390,000   US Treasury................................................4.982%  11/05/98       388,487
 1,770,000   US Treasury......................................  4.593 - 4.797%  12/10/98     1,755,649
                                                                                          ------------
             Total short-term securities (cost: $6,651,270).............................     6,652,904
                                                                                          ------------
             Total investments in securities (cost: $119,618,704) (d)...................  $120,128,472
                                                                                          ------------
                                                                                          ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 2.5% of the net assets in foreign securities as of September 30, 1998.
(d) Also represents the cost of securities for federal income tax purposes at September 30, 1998. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation...........  $ 11,540,794
Gross unrealized depreciation...........   (11,031,026)
                                          ------------
Net unrealized appreciation.............  $    509,768
                                          ------------
                                          ------------

                                                       ADVANTUS CORNERSTONE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $119,618,704).......  $120,128,472
Cash in bank on demand deposit.........         3,681
Receivable for Fund shares sold........       325,614
Accrued interest receivable............        14,796
Dividends receivable...................       176,484
Organizational costs (note 5)..........        10,174
                                         ------------
    Total assets.......................   120,659,221
                                         ------------
                     LIABILITIES
Payable for investment securities
 purchased.............................     2,305,723
Payable for Fund shares redeemed.......        76,966
Payable to Adviser.....................       171,840
Other payables.........................         1,617
                                         ------------
    Total liabilities..................     2,556,146
                                         ------------
Net assets applicable to outstanding
 capital stock.........................  $118,103,075
                                         ------------
                                         ------------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $     85,271
  Additional paid-in capital...........   121,891,995
  Undistributed net investment
   income..............................        18,879
  Accumulated net realized losses from
   investments.........................    (4,402,838)
  Unrealized appreciation on
   investments.........................       509,768
                                         ------------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $118,103,075
                                         ------------
                                         ------------
Net assets applicable to outstanding
 Class A shares........................  $ 93,833,373
                                         ------------
                                         ------------
Net assets applicable to outstanding
 Class B shares........................  $ 21,176,125
                                         ------------
                                         ------------
Net assets applicable to outstanding
 Class C shares........................  $  3,093,577
                                         ------------
                                         ------------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   6,758,386...........................  $      13.88
                                         ------------
                                         ------------
  Class B--Shares outstanding
   1,542,620...........................  $      13.73
                                         ------------
                                         ------------
  Class C--Shares outstanding
   226,076.............................  $      13.68
                                         ------------
                                         ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $    436,731
  Dividends............................     2,472,164
                                         ------------
      Total investment income..........     2,908,895
                                         ------------
Expenses (note 4):
  Investment advisory fee..............     1,091,329
  Distribution fees--Class A...........       327,605
  Distribution fees--Class B...........       235,935
  Distribution fees--Class C...........        36,210
  Administrative services fee..........        44,000
  Amortization of organizational
   costs...............................        11,099
  Custodian fees.......................         9,845
  Auditing and accounting services.....        17,670
  Legal fees...........................         5,601
  Directors' fees......................         1,953
  Registration fees....................        61,394
  Printing and shareholder reports.....        38,715
  Insurance............................         5,202
  Other................................        14,752
                                         ------------
      Total expenses...................     1,901,310
  Less fees and expenses waived or
   absorbed:
    Class A distribution fees..........      (107,096)
                                         ------------
      Total net expenses...............     1,794,214
                                         ------------
      Investment income--net...........     1,114,681
                                         ------------
Realized and unrealized losses on
 investments:
  Net realized losses on investments
   (note 3)............................      (957,360)
  Net change in unrealized appreciation
   or depreciation on investments......   (23,581,265)
                                         ------------
      Net losses on investments........   (24,538,625)
                                         ------------
Net decrease in net assets resulting
 from operations.......................  $(23,423,944)
                                         ------------
                                         ------------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                             1998          1997
                                         ------------  ------------
Operations:
  Investment income--net...............  $  1,114,681  $    630,461
  Net realized gain (loss) on
   investments.........................      (957,360)   10,539,073
  Net change in unrealized appreciation
   or depreciation on investments......   (23,581,265)   18,224,827
                                         ------------  ------------
      Increase (decrease) in net assets
       resulting from operations.......   (23,423,944)   29,394,361
                                         ------------  ------------
Distributions to shareholders from:
  Investment income--net:
    Class A............................    (1,055,429)     (640,427)
    Class B............................       (55,277)       (9,734)
    Class C............................        (7,294)       (1,338)
  Net realized gains on investments:
    Class A............................   (10,892,809)   (5,575,937)
    Class B............................    (2,297,711)     (967,496)
    Class C............................      (378,519)     (158,217)
                                         ------------  ------------
      Total distributions..............   (14,687,039)   (7,353,149)
                                         ------------  ------------
Capital share transactions (notes 4 and
 6):
  Proceeds from sales:
    Class A............................    29,714,273    43,863,072
    Class B............................    11,465,827    12,068,461
    Class C............................     2,734,418     2,128,188
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................     8,864,188     3,121,241
    Class B............................     2,275,526       942,926
    Class C............................       364,701       141,346
  Payments for redemption of shares:
    Class A............................   (21,641,291)   (6,118,647)
    Class B............................    (7,290,091)   (2,140,767)
    Class C............................    (2,399,684)     (554,087)
                                         ------------  ------------
      Increase in net assets from
       capital share transactions......    24,087,867    53,451,733
                                         ------------  ------------
      Total increase (decrease) in net
       assets..........................   (14,023,116)   75,492,945
Net assets at beginning of year........   132,126,191    56,633,246
                                         ------------  ------------
Net assets at end of year (including
 undistributed net investment income of
 $18,879 and $0, respectively).........  $118,103,075  $132,126,191
                                         ------------  ------------
                                         ------------  ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification was made to increase undistributed net investment income and decrease additional paid-in capital by $22,198.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $153,967,248 and $145,704,758, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Funds transfer, dividend disbursing and redemption agent, Minnesota Life. Effective October 26, 1998, the Funds transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .25 percent. Prior to January 30, 1998, Ascend waived that portion of Class A distribution fees which exceeded, as a percentage of average daily net assets,
 .10 percent. Ascend waived Class A distribution fees in the amount of $107,096 for the year ended September 30, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $488,199.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,263,846 Class A shares which represents 33.5 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,520.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended Sepetember 30, 1998 and 1997 were as follows:

                                                     CLASS A                 CLASS B                 CLASS C
                                             -----------------------  ----------------------  ---------------------
                                                1998         1997        1998        1997        1998       1997
                                             -----------  ----------  ----------  ----------  ----------  ---------
Sold.......................................    1,800,201   2,693,449     705,598     747,344     169,067    130,326
Issued for reinvested distributions........      554,502     203,010     144,152      63,541      23,295      9,776
Redeemed...................................   (1,342,646)   (362,180)   (463,039)   (130,360)   (150,239)   (33,515)
                                             -----------  ----------  ----------  ----------  ----------  ---------
                                               1,012,057   2,534,279     386,711     680,525      42,123    106,587
                                             -----------  ----------  ----------  ----------  ----------  ---------
                                             -----------  ----------  ----------  ----------  ----------  ---------

(7) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                    CLASS A
                                          ------------------------------------------------------------
                                                                                          PERIOD FROM
                                                                                         SEPTEMBER 16,
                                                    YEAR ENDED SEPTEMBER 30,              1994(b) TO
                                          ---------------------------------------------  SEPTEMBER 30,
                                             1998          1997        1996    1995(a)       1994
                                          -----------   ----------   --------  --------  -------------
Net asset value, beginning of period....   $  18.68     $    15.06   $  12.96  $  10.63    $  10.77
                                          -----------   ----------   --------  --------  -------------
Income from investment operations:
  Net investment income (loss)..........        .16            .14        .09       .12         .01
  Net gains or losses on securities
    (both
    realized and unrealized)............      (3.04)          5.19       2.91      2.42        (.15)
                                          -----------   ----------   --------  --------  -------------
    Total from investment operations....      (2.88)          5.33       3.00      2.54        (.14)
                                          -----------   ----------   --------  --------  -------------
Less distributions:
  Dividends from net investment
    income..............................       (.16)          (.14)      (.08)     (.16)         --
  Distributions from capital gains......      (1.76)         (1.57)      (.82)     (.05)         --
                                          -----------   ----------   --------  --------  -------------
    Total distributions.................      (1.92)         (1.71)      (.90)     (.21)         --
                                          -----------   ----------   --------  --------  -------------
Net asset value, end of period..........   $  13.88     $    18.68   $  15.06  $  12.96    $  10.63
                                          -----------   ----------   --------  --------  -------------
                                          -----------   ----------   --------  --------  -------------
Total return (c)........................     (16.45)%        38.35%     24.52%    24.38%      (1.30)%
Net assets, end of period (in
  thousands)............................   $ 93,833     $  107,322   $ 48,383  $ 29,520    $ 10,616
Ratio of expenses to average daily net
  assets (d)(e).........................       1.16%          1.08%      1.26%     1.35%        .05%(f)
Ratio of net investment income (loss) to
  average daily net assets (d)(e).......        .98%           .85%       .70%     1.01%        .07%(f)
Portfolio turnover rate (excluding
  short-term securities)................      114.4%          87.7%     128.0%    160.1%        8.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor voluntarily waived $107,096, $149,466 and $74,454 in Class A distribution fees for the years ended September 30, 1998, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.25%, 1.28% and 1.46%, respectively and the ratio of net investment income to average daily net assets would have been .89%, .65% and .50%, respectively, for Class A shares.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratios of expenses to average daily net assets would have been 1.81% and .07%, and the ratios of net investment income (loss) to average daily net assets would have been .56% and .05% for Class A shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                         CLASS B
                                          ----------------------------------------------------------------------
                                                                                                   PERIOD FROM
                                                                                                  SEPTEMBER 16,
                                                        YEAR ENDED SEPTEMBER 30,                    1994(b) TO
                                          ----------------------------------------------------    SEPTEMBER 30,
                                             1998           1997          1996        1995(a)          1994
                                          -----------    ----------    ----------    ---------    --------------
Net asset value, beginning of period....   $  18.52      $    14.92    $    12.90    $  10.63       $  10.77
                                          -----------    ----------    ----------    ---------        ------
Income from investment operations:
  Net investment income (loss)..........        .03              --          (.01)        .02           (.01)
  Net gains or losses on securities
    (both
    realized and unrealized)............      (3.02)           5.18          2.86        2.41           (.13)
                                          -----------    ----------    ----------    ---------        ------
    Total from investment operations....      (2.99)           5.18          2.85        2.43           (.14)
                                          -----------    ----------    ----------    ---------        ------
Less distributions:
  Dividends from net investment
    income..............................       (.04)           (.01)         (.01)       (.11)            --
  Distributions from capital gains......      (1.76)          (1.57)         (.82)       (.05)            --
                                          -----------    ----------    ----------    ---------        ------
    Total distributions.................      (1.80)          (1.58)         (.83)       (.16)            --
                                          -----------    ----------    ----------    ---------        ------
Net asset value, end of period..........   $  13.73      $    18.52    $    14.92    $  12.90       $  10.63
                                          -----------    ----------    ----------    ---------        ------
                                          -----------    ----------    ----------    ---------        ------
Total return (c)........................     (17.21)%         37.68%        23.37%      23.18%         (1.30)%
Net assets, end of period (in
  thousands)............................   $ 21,176      $   21,405    $    7,095    $  1,635       $     93
Ratio of expenses to average daily net
  assets (d)............................       1.95%           1.98%         2.15%       2.25%           .09%(e)
Ratio of net investment income (loss) to
  average daily net assets (d)..........        .18%           (.05)%        (.11)%       .05%           .03%(e)
Portfolio turnover rate (excluding
  short-term securities)................      114.4%           87.7%        128.0%      160.1%           8.1%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b)  Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratios of expenses to average daily net assets would have been 2.45% and .10% for Class B shares, and 2.34% for Class C shares. The ratios of net investment income (loss) to average daily net assets would have been (.15)% and .02% for Class B shares and (.16)% for Class C shares.
(e) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f)  Adjusted to an annual basis.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                 CLASS C
                                          -----------------------------------------------------
                                                                                   PERIOD FROM
                                                                                    MARCH 1,
                                                YEAR ENDED SEPTEMBER 30,           1995(b) TO
                                          -------------------------------------   SEPTEMBER 30,
                                             1998          1997         1996          1995
                                          -----------   ----------   ----------   -------------
Net asset value, beginning of period....   $  18.48     $    14.94   $    12.90     $  10.79
                                          -----------   ----------   ----------       ------
Income from investment operations:
  Net investment income (loss)..........        .03             --           --          .02
  Net gains or losses on securities
    (both
    realized and unrealized)............      (3.04)          5.12         2.88         2.14
                                          -----------   ----------   ----------       ------
    Total from investment operations....      (3.01)          5.12         2.88         2.16
                                          -----------   ----------   ----------       ------
Less distributions:
  Dividends from net investment
    income..............................       (.03)          (.01)        (.02)        (.05)
  Distributions from capital gains......      (1.76)         (1.57)        (.82)          --
                                          -----------   ----------   ----------       ------
    Total distributions.................      (1.79)         (1.58)        (.84)        (.05)
                                          -----------   ----------   ----------       ------
Net asset value, end of period..........   $  13.68     $    18.48   $    14.94     $  12.90
                                          -----------   ----------   ----------       ------
                                          -----------   ----------   ----------       ------
Total return (c)........................     (17.28)%        37.10%       23.59%       20.13%
Net assets, end of period (in
  thousands)............................   $  3,094     $    3,399   $    1,156     $     47
Ratio of expenses to average daily net
  assets (d)............................       1.95%          1.98%        2.13%        2.25%(f)
Ratio of net investment income (loss) to
  average daily net assets (d)..........        .18%          (.05)%       (.01)%       (.07)%(f)
Portfolio turnover rate (excluding
  short-term securities)................      114.4%          87.7%       128.0%       160.1%

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                                       ADVANTUS CORNERSTONE FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                                                                PER SHARE
----------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 74.8% qualifying for deduction by corporations
December 23, 1997.........................................................................................  $  1.2114
March 25, 1998............................................................................................      .0447
June 25, 1998.............................................................................................      .0417
September 24, 1998........................................................................................      .0362
                                                                                                            ---------
                                                                                                            $  1.3340
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term capital gains, 28% rate--88.46%, 20% rate--11.54%
December 17, 1997.........................................................................................  $   .5811
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $1.2114 payable on December 23, 1997 represents $1.1797 of short-term capital gains (taxable as dividend income) and $.0317 from net investment income.

CLASS B

PAYABLE DATE                                                                                                PER SHARE
----------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 74.8% qualifying for deduction by corporations
December 23, 1997.........................................................................................  $  1.1797
March 25, 1998............................................................................................      .0150
June 25, 1998.............................................................................................      .0123
September 24, 1998........................................................................................      .0080
                                                                                                            ---------
                                                                                                            $  1.2150
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term capital gains, 28% rate--88.46%, 20% rate--11.54%
December 17, 1997.........................................................................................  $   .5811
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $1.1797 payable on December 23, 1997 represents $1.1797 of short-term capital gains (taxable as dividend income).

ADVANTUS CORNERSTONE FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

PAYABLE DATE                                                                                                PER SHARE
----------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 74.8% qualifying for deduction by corporations
December 23, 1997.........................................................................................  $  1.1797
March 25, 1998............................................................................................      .0145
June 25, 1998.............................................................................................      .0106
September 24, 1998........................................................................................      .0063
                                                                                                            ---------
                                                                                                            $  1.2111
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term capital gains, 28% rate--88.46%, 20% rate--11.54%
December 17, 1997.........................................................................................  $   .5811
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $1.1797 payable on December 23, 1997 represents $1.1797 of short-term capital gains (taxable as dividend income).

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

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Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48649 Rev. 11-1998